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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 2, 1998

                                 MED/WASTE, INC.
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             (Exact name of registrant as specified in its charter)
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
              DELAWARE                                     0-22294                         65-0297759
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(State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)

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         6175 N.W. 153rd Street, Suite 324, Miami Lakes, Florida 33014
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              (Address of principal executive office and Zip Code)

          Registrant's telephone number, including area code:     (305) 819-8877
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)












                             Exhibit Index on Page 6


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Item 2.        Acquisition or Disposition of Assets.

               On October 2, 1998, Med/Waste, Inc., a Delaware corporation, (the "Company"), purchased 100% of the capital stock of Sanford Motors, Inc., a Pennsylvania corporation ("SMI"), East Coast Medical Waste, Inc., a New Jersey corporation ("East Coast") and Bucks County Resource and Recovery, Inc., a Pennsylvania Corporation ("Bucks"). At the time of the acquisition, SMI, East Coast and Bucks were owned by Craig Sanford and Mary Jo Sanford (the "Sanfords"). The acquisition was consummated in accordance with a Stock Purchase Agreement dated August 11, 1998 by and between the Company, SMI, East Coast, Bucks and the Sanfords (the Agreement"), which was amended effective September 1, 1998 (The "First Amendment"). Copies of the Agreement and First Amendment are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by this reference. The summary of the terms of the Agreement, as amended, contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Agreement and First Amendment.

               SMI, East Coast and Bucks are in the medical waste management services business and collect medical waste from generators located in the states of Delaware, New Jersey and Pennsylvania. SMI's, East Coast's and Bucks' assets include accounts receivables, inventory and supplies, equipment, vehicles, machinery, furniture, fixtures, real property and improvements thereon and intangible assets used in connection with the collection of medical waste. Such assets remain intact following the acquisition. The Sanfords agreed to assume and satisfy all liabilities of SMI, East Coast and Bucks incurred prior to the closing. Upon consummation of the acquisition, SMI, East Coast and Bucks became wholly owned subsidiaries of the Company.

               The aggregate purchase price for SMI, East Coast and Bucks consisted of (a) $5,050,000 in cash, subject to certain credits; (b) 500,000 shares of the Company's unregistered and previously unissued common stock; and
(c) warrants to purchase 100,000 shares of the Company's common stock at an exercise price of $8.00 per share. The warrants are exercisable for a period of five (5) years following the closing date. The Company also agreed to pay to the Sanfords (a) up to $500,000 in cash, and (b) issue Company common stock which, based upon the last reported sale price on December 31, 1998, have a fair market value equal to the accounts receivables of SMI, East Coast and Bucks existing of the closing date which are collected by the Company by December 31, 1998.

               The aggregate consideration paid by the Company for SMI, East Coast and Bucks was determined in arms-length negotiations between representatives of the Company and the Sanfords. The cash portion of the purchase price was paid from cash on hand and available borrowings under the Company's term loan with Union Planters Bank of Florida.

               Except as otherwise provided herein, there is no material relationship between the Sanfords, SMI, East Coast, Bucks, their affiliates and the Company or affiliates thereof. From time to time prior to the closing, SMI, East Coast and Bucks delivered medical waste to the Company's treatment facilities in South Carolina and Pennsylvania, for treatment and disposal on commercially reasonable terms. Effective July 1, 1998, SMI, East Coast and Bucks entered into a management agreement with Safety Disposal System of Pennsylvania, Inc., a Pennsylvania corporation ("SDSPA"), a wholly owned subsidiary of the Company, whereby SDSPA managed the Business in exchange for a management fee of $168,000 per month. The management agreement was terminated effective the closing date of the acquisition.

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               Following the closing, Craig Sanford and Mary Jo Sanford entered into three (3) year employment agreements with SMI, whereby they serve as Regional General Manager and General Manager, respectively.

               The Company intends to operate SMI, East Coast and Bucks in a similar manner as SMI, East Coast and Bucks were operated prior to the transaction described herein.








































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Item 7.        Financial Statements and Exhibits:

               (a) It is impractical to provide the required financial statements of SMI, East Coast and Bucks at the time this Current Report on Form 8-K is being filed. The required financial statements will be filed at such time as the financial statements become available, but in no event later than sixty
(60) days following the date that this Form 8-K is filed.

               (b) It is impracticable to provide the pro forma consolidated financial statements of Med/Waste, Inc., SMI, East Coast and Bucks at the time this Current Report on Form 8-K is being filed. The required pro forma consolidated financial statements of Med/Waste, Inc., SMI, East Coast and Bucks will be filed at such time as the pro forma financial statements become available, but in no event later than sixty (60) days following the date that this Form 8-K is filed.

               (c)     Exhibits.

                       10.1 Stock Purchase Agreement entered into as of the 11th day of August, 1998 by and between Med/Waste, Inc., a Delaware corporation, Sanford Motors, Inc., a Pennsylvania corporation, East Coast Medical Waste, Inc., a New Jersey corporation, Bucks County Resource and Recovery, Inc., a Pennsylvania corporation, Craig Sanford and Mary Jo Sanford.

                       10.2 First Amendment to Stock Purchase Agreement dated September 1, 1998 by and between Med/Waste, Inc., a Delaware corporation, Sanford Motors, Inc., a Pennsylvania corporation, East Coast Medical Waste, Inc., a New Jersey corporation, Bucks County Resource and Recovery, Inc., a Pennsylvania corporation, Craig Sanford and Mary Jo Sanford.

Certain related transaction documents attached to the Stock Purchase Agreement are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-B. The Stock Purchase Agreement contains an Exhibit providing for exceptions to certain of the representations and warranties contained in the following sections of the Stock Purchase Agreement:

               5.2     Capitalization
               5.3     Corporate Documents
               5.4     Subsidiaries
               5.6     Financial Statements
               5.9     Obligations to Affiliates
               5.23    Litigation
               5.26    Banking Information
               5.27    Tax Returns












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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MED/WASTE, INC., Delaware corporation

DATE:     October 16, 1998                By: /s/ Daniel A. Stauber
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                                                     DANIEL A. STAUBER
                                             President/Chief Executive Officer





































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